Project Monet Company Proposal Overview CONFIDENTIAL W:\Restructuring\Co-Active\J.Crew\Presentations\2019.09.14 - Proposal Blowout\Revised Company Proposal Materials_vBlowout.pptx Time Stamp : 9 March 2017 10:42:26 Exhibit 99.1

By accepting this presentation, recipients acknowledge that they have read, understood and accepted the terms of this Disclaimer. This presentation is subject to the confidentiality provision set forth in the recipients’ applicable Non-Disclosure Agreement. This presentation is the property of, and contains the proprietary and confidential information of J. Crew Group, Inc. and its subsidiaries (collectively, the "Company"), as well as proprietary and confidential information regarding the Company’s business related to its Madewell brand (“Madewell”) and the businesses of the Company other than Madewell (“J. Crew”), each on a standalone basis. This presentation is being provided for informational purposes only and is intended solely to facilitate a discussion regarding a potential restructuring of the Company’s indebtedness. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. No information included in this presentation constitutes, nor can it be relied upon as, legal, tax, investment or other advice. Recipients should consult their independent advisors. This presentation includes summaries of existing instruments, agreements and other documentation. These summaries do not constitute, and cannot be relied upon for, legal, tax, investment or other advice and the Company accepts no responsibility or liability whatsoever for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Recipients should read the terms of the instruments, agreements or other documentation underlying such summaries in their entirety. Accordingly, this presentation should not be relied upon for the purpose of evaluating the performance of the Company or for any other purpose, and neither the Company nor any of its affiliates, directors, officers, partners, employees, agents or advisers nor any other person, shall be liable for any direct, indirect or consequential liability, loss or damages suffered by any person as a result of this presentation or their reliance on any statement, estimate, target, projection or forward-looking information in or omission from this presentation and any such liability is expressly disclaimed. In all cases, interested parties should conduct their own investigation and analysis of the Company and the information contained herein. This presentation should not be considered as a recommendation by the Company or any affiliate or other person in relation to the Company or any of its subsidiaries, nor does it constitute an offer to sell or a solicitation for an offer to buy the securities, assets or business of the Company, J. Crew or Madewell nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction or pursuant to an exemption therefrom. This presentation shall not form the basis of any contract. Any references to any future or proposed transaction are for illustrative purposes only and the terms of any such transaction should it occur may be materially different than the terms in this presentation. This presentation contains forward-looking statements that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give the Company’s current expectations and projections relating to the Company’s, J. Crew’s and/or Madewell’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “contemplate,” “assume,” “will,” “may,” “could,” “would,” “continue,” “likely,” “should,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. Risks, uncertainties and other factors may cause future results to differ materially from these forward-looking statements, and potentially adversely from the historical results contained herein. You are cautioned not to place undue reliance on the utility of the information in this presentation as a predictor of future performance of the Company or Madewell, as projected financial and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the Company’s control. All information herein speaks only as of (1) the date hereof, in the case of information about the Company, J. Crew or Madewell, (2) the date of such information, in the case of information from persons other than the Company. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. The Company has not independently verified any third party information and makes no representation as to the accuracy or completeness of any such information. The historical financial information in this presentation includes information that is not presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Non-GAAP financial measures may be considered in addition to GAAP financial information, but should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in ways that are not comparable to similarly titled measures reported by other companies. THIS PRESENTATION MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES FEDERAL SECURITIES LAWS WITH RESPECT TO THE COMPANY AND ITS SUBSIDIARIES AND THEIR RESPECTIVE SECURITIES. All amounts in this presentation are in USD unless otherwise stated. Disclaimer CONFIDENTIAL Company proposal overview

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SUBJECT TO CONFIDENTIALITY AGREEMENTS
SUBJECT TO FRE 408

PROJECT MONET

COMPANY PROPOSAL OVERVIEW

Company Proposal — Transaction Overview

The materials contained herein outline the Company's proposal to the Ad Hoc Group with respect to the recapitalization of the Company's balance sheet in conjunction with a separation of J.Crew and Madewell and concurrent proposed IPO of a portion of Madewell's equity (the "Company Proposal")

- **The Company Proposal is premised upon the simultaneous execution of i) the separation of J.Crew and Madewell, ii) a proposed IPO of a portion of Madewell's equity, iii) a proposed issuance of new debt at Madewell, iv) the creation of a special purpose vehicle (the "Chinos SPV") that holds J.Crew equity and Madewell equity not sold in the proposed IPO, and v) the recapitalization of the Company's balance sheet (collectively, the "Transactions")**
- **To facilitate the Transactions, the Ad Hoc Group would execute a transaction support agreement (the "TSA") with the Company, whereby the Ad Hoc Group agrees to provide the required consents and tender its holdings (as appropriate)**

Summary Transaction Structure	
Legal Separation	• Legal separation of J.Crew and Madewell effectuated via a taxable spinoff of the J.Crew business • J.Crew and Madewell execute transition service agreements wherein J.Crew agrees to provide certain business functions and services at cost to Madewell to facilitate ongoing operations post-separation
Madewell IPO and New Debt Issuance[1]	• IPO of Madewell in which 40% of its equity is sold in the public markets • Issuance of $500 million of secured debt (the "New Madewell Secured Debt")
Chinos SPV	• Chinos SPV to hold i) J.Crew equity contributed by existing shareholders, ii) Madewell equity that is not sold in the IPO, and iii) New Extended Notes (as defined below) • Existing shareholders to own 100% of Chinos SPV common equity
Recapitalization of Existing Obligations	• The ABL will be repaid in cash in full • Consenting Term Loan Lenders will exchange a portion of their holdings into a senior tranche of new preferred equity securities issued by the Chinos SPV and receive cash for the remainder of their claim[2] • The IPCo Notes, Series A and B Preferred Stock will be converted into tranches of new preferred equity securities issued by the Chinos SPV and governed by a liquidation preference waterfall that aligns with the current priority waterfall with respect to both J.Crew and Madewell value – The IPCo Notes will be exchanged for notes with longer maturities (the "New Extended Notes"), which would then be contributed to the Chinos SPV by the IPCo Noteholders in exchange for preferred securities issued by the Chinos SPV

LAZARD

1. Information shown for illustrative purposes only.
2. Term Loan exchange mechanics under review by counsel.

Weil

CONFIDENTIAL
SUBJECT TO CONFIDENTIALITY AGREEMENTS
SUBJECT TO FRE 408

PROJECT MONET

COMPANY PROPOSAL OVERVIEW

Company Proposal — Pro Forma Corporate Structure Post-Separation

The chart below provides a high level summary of the Company's pro forma legal structure post-separation as of the Closing Date:

Pro Forma Corporate Structure


Sponsors
Other Equity Holders
85%
15%
Series A $291mm
Series B $148mm
Series C $329mm
Series D $23mm
Series E $205mm
Public
Chinos SPV
40%1
60%
100%
New Madewell ABL Facility $--mm
New Madewell Secured Debt $500mm
Chinos Holdings, Inc.
Madewell Subs
NewCo
IPCo Noteholders Contribute New Extended Notes to Chinos SPV
Chinos Intermediate Holdings A, Inc.
New Extended Notes2 $353mm
J. Crew Group, Inc.
$250mm New J.Crew ABL Facility $--mm
J. Crew Operating Corp.
Pledge of Chinos SPV Common Equity to Old IPCo Notes
Guarantee
Other Domestic Subs
J. Crew Inc.
Foreign Subs
First Priority Collateral Support
J. Crew International, Inc.
Old IPCo Notes2 $--mm
J. Crew Brand, LLC
J. Crew Brand Corp.
J. Crew International Brand, LLC
J. Crew Domestic Brand, LLC

LAZARD

Note: SPV structure shown herein subject to additional legal diligence. Summary corporate structure, for illustrative purposes, does not reflect all entities.
1. Information shown for illustrative purposes only.
2. For illustrative purposes only, assumes 100% participation of IPCo Notes in the exchange.

Weil

CONFIDENTIAL
SUBJECT TO CONFIDENTIALITY AGREEMENTS
SUBJECT TO FRE 408

PROJECT MONET

COMPANY PROPOSAL OVERVIEW

Company Proposal — Overview of Chinos SPV

The Chinos SPV would be capitalized with five tranches of new preferred equity securities that have liquidation preferences according to the current priority waterfall with respect to both J.Crew and Madewell value

- **The Chinos SPV preferred securities would be repaid in cash with the net proceeds from any monetization of i) Madewell equity or J.Crew equity or ii) the repayment of the New Extended Notes, according to the liquidation preference waterfall**
- **The dividend rates for the New Series A and New Series B would be determined based on the Madewell TEV at IPO pricing, and calculated according to the Madewell TEV Grid outlined below:**

Chinos SPV Capitalization – Terms

Preferred Stock	Madewell TEV	Dividend Rate (PIK): Year 1	Year 2	Year 3	Year 4	Year 5 Onwards	Initial Issue Amount[1]	Holders	Maturity Date	Liquidation Preference: Madewell Equity	J.Crew Equity & New Extended Notes
New Series A	≥ $2,825mm	L+322bps	L+500bps	L+650bps	L+800bps	NA	$291mm[2]	Term Loan	10/29/23	First	Third
	< $2,825mm ≥ $2,525mm	Rates increase 10 bps per $25mm reduction in the Madewell TEV				NA					
	< $2,525mm	Rates increase 14 bps per $25mm reduction in the Madewell TEV				NA					
New Series B	≥ $2,825mm	13.00%	13.00%	14.00%	14.00%	14.00%	$148mm – Amount of IPCo Intercompany Note	IPCo Notes	10/29/24	Second	First
	< $2,825mm ≥ $2,525mm	Rates increase 10 bps per $25mm reduction in the Madewell TEV									
	< $2,525mm	Rates increase 14 bps per $25mm reduction in the Madewell TEV									
New Series C		7.00%	7.00%	7.00%	10.00%	12.00%	$329mm – Amount of Series A and B Preferred Stock	Preferred Equity	Perp.	Third	Fourth
New Series D		7.00%	7.00%	7.00%	10.00%	12.00%	$23mm – Intercompany Preferred Stock in excess of Series A and B Preferred Stock	Common Equity	Perp.	Fourth	Fifth
New Series E		13.00%	13.00%	14.00%	14.00%	14.00%	205mm – Amount of IPCo Notes in excess of IPCo Intercompany Loan	IPCo Notes	10/29/24	Fifth	Second

Simplified Chinos SPV Org Structure


Existing Common Equityholders
Chinos SPV
Series A
Series B
Series C
Series D
Series E
60%
100%
100%
Madewell
J.Crew
New Extended Notes
1 Series A
2 Series B
3 Series C
4 Series D
5 Series E
1 Series B
2 Series E
3 Series A
4 Series C
5 Series D
Liquidation preference

1. As of immediately prior to the consummation of the transactions contemplated by this proposal (and, for the avoidance of doubt, includes accrued and unpaid interest).
2. Includes $276 million on account of Term Loans exchanged into New Chinos SPV Series A, and a $15 million participation fee payable in New Chinos SPV Series A.

LAZARD

Weil

Project Monet Company Proposal Overview Company Proposal — Comparison vs. Ad Hoc Group Proposal Calculated as: (Madewell Debt + Applicable Chinos SPV Debt / (1 - % Madewell IPO Float)) / Madewell Enterprise Value. Coupon and warrants determined based on Chinos SPV LTV through the New Series A and New Series C, as appropriate. Coupons compound semiannually. Form of equity consideration subject to further tax and legal diligence. Represents retained Madewell Common Equity held in the Chinos SPV. New Series A and New Series B rates do not include any adjustments on account of potential reductions in the Madewell TEV below $2,825 million. Includes $276 million on account of Term Loans exchanged into New Chinos SPV Series A Preferred Stock and a $15 million participation fee payable in New Chinos SPV Series A Preferred Stock. Includes par plus accrued and make-whole premium of ~$69 million. The table set forth below provides a comparison of the key economic terms and priority ranking of the Chinos SPV securities contemplated in the Company Proposal versus the Ad Hoc Group Proposal Under the Company Proposal, the effective PIK dividend rate of the Chinos SPV securities is based on amount of time since the Closing Date (and for New Series A and New Series B, the Madewell TEV at IPO), versus “Madewell LTV”1 at issuance under the Ad Hoc Group Proposal The PIK dividend rates for the New Series A and New Series B shown below assume a Madewell TEV at IPO of greater than or equal to $2,825 million (and therefore reflect the first tier of the Madewell TEV Grid) Importantly, the Company Proposal does not contemplate i) modifications to the existing waterfall or ii) the issuance of warrants to Chinos SPV securities, as reflected in the Ad Hoc Group Proposal Lien Priority Liquidation Preference Initial Issuance Coupon (PIK)2 Warrants2 Maturity Madewell Equity3 J.Crew Value Initial Issuance PIK Dividend (Grid Tier 1)4 Warrants Maturity Madewell Equity3 J.Crew Value New Series A $276mm 9.00% to 12.00% 10.0% to 17.5% 10/29/22 First Second $291mm5 L+322bps to L+800bps None 10/29/23 First Third New Series B $422mm6 13.00% to 16.00% 10.0% to 17.5% ~3 years After New Series A Second First $148mm 13.00% to 14.00% None 10/29/24 Second First New Series C $200mm 13.00% to 16.00% None ~3 years After New Series B Third Third $329mm 7.00% to 10.00% None Perpetual Third Fourth New Series D $152mm 13.00% to 16.00% None ~3 years After New Series C Fourth Fourth $23mm 7.00% to 10.00% None Perpetual Fourth Fifth New Series E NA NA NA NA NA NA $205mm 13.00% to 14.00% None 10/29/24 Fifth Second Chinos SPV Capitalization — Key Terms Company Proposal Ad Hoc Group Proposal (7/31/19)

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SUBJECT TO CONFIDENTIALITY AGREEMENTS
SUBJECT TO FRE 408

PROJECT MONET
COMPANY PROPOSAL OVERVIEW

Revised Company Proposal — New Series A and B Dividend Rates

($ in millions)

The chart below illustrates the PIK dividend rates on the New Series A and New Series B according to the Madewell TEV Grid in year one based on a range of Madewell valuations

- **The dividend rates below are based on the Madewell TEV Grid and threshold values**
  - In a scenario in which the IPO is priced based on a Madewell TEV between $2,525 million and $2,825 million, the initial dividend rates begin to increase at a rate of 10 basis points per $25 million decrease in the Madewell TEV
  - In a scenario in which the IPO is priced based on a Madewell TEV of less than $2,525 million, the dividend rates begin to increase at a more accelerated rate of change (14 basis points per $25 million decrease in the Madewell TEV below $2,525 million)


New Series A Initial PIK Dividend Rate
L+800
L+700
L+600
L+500
L+400
L+300
L+200
L+322
L+322
L+362
L+442
L+554
L+666
L+778
10 basis point increase per $25 million decrease
14 basis point increase per $25 million decrease
Madewell TEV
$2,925
$2,825
$2,725
$2,525
$2,325
$2,125
$1,925


New Series B Initial PIK Dividend Rate
18.0%
17.0%
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
13.0%
13.0%
13.4%
14.2%
15.3%
16.4%
17.6%
10 basis point increase per $25 million decrease
14 basis point increase per $25 million decrease
Madewell TEV
$2,925
$2,825
$2,725
$2,525
$2,325
$2,125
$1,925

LAZARD
Weil

CONFIDENTIAL
SUBJECT TO CONFIDENTIALITY AGREEMENTS
SUBJECT TO FRE 408

PROJECT MONET

COMPANY PROPOSAL OVERVIEW

Company Proposal — Term Sheet

	Est. Amt. Outstanding (10/29/19)[1]	Proposed Treatment
ABL	• [Redacted][2]	• **Paid in full in cash at par plus accrued interest at the non-default rate**
Term Loans	• $1,372mm	• **Consenting Term Loan Lenders exchange a portion of their Term Loans into New Chinos SPV Series A Preferred Stock and receive the balance of their claim (par plus accrued interest at the non default rate) in cash[3]** – The amount of cash paydown will equal the Madewell IPO and Madewell Secured Debt proceeds *less* i) the outstanding ABL balance (including applicable fees and accrued and unpaid interest), ii) all fees and expenses (including fees and expenses of professionals) incurred in connection with the Transactions, iii) if necessary, a cash tax reserve, iv) if necessary, a reserve to prefund any Old IPCo Notes principal and interest, and v) if necessary, the par amount plus applicable accrued interest at the non-default rate of non-consenting Term Loan Lenders – The amount of Term Loans being exchanged into New Chinos SPV Series A Preferred Stock will equal the remaining Term Loan claim (par plus accrued interest at the non-default rate) after giving effect to the cash paydown • Consenting Term Loan Lenders would also receive their pro rata share of a $15 million participation fee, which is payable in New Chinos SPV Series A Preferred Stock on the Closing Date • **Non-Consenting Term Loan Lenders will be paid in full in cash at par plus accrued interest at the non-default rate**
IPCo Notes	• $353mm	• **Exchanged into New Extended Notes at par plus accrued interest at the non-default rate with the following terms[4]:** – Issuer: Chinos Intermediate Holdings A, Inc. ("Chinos A") – Guarantors: J.Crew International Brand, LLC; J.Crew Brand Corp.; J.Crew Brand Intermediate, LLC and J.Crew Domestic Brand, LLC (each of the foregoing, the "IPCo Guarantors") – Maturity: Extended by 3.25 years to December 2024 – Interest: 13.00%, paid-in-kind through September 15, 2021; thereafter, 6.00%, paid-in-kind – Collateral: A first lien on all assets of the IPCo Guarantors, subject to customary exceptions and exclusions – Call Protection: Callable at 105% until September 2021 (Old IPCo Notes' maturity) and at 100% thereafter – Exit Consents: Agree to amendments of Old IPCo Notes indenture that would i) authorize forbearance from payments (other than those payments necessary to service the Old IPCo Notes) under IP license agreements through extended maturity, ii) release existing collateral, including the 8.50% Senior PIK Toggle Notes due 2020, iii) consent to waiver of a right to accelerate Old IPCo Notes, and iv) remove all covenants permitted to be amended – Minimum Tender Threshold: 95%, which can be lowered by the Company in its sole discretion • **Extending IPCo Noteholders to contribute New Extended Notes to Chinos SPV in exchange for $148 million of New Chinos SPV Series B Preferred Stock and $205 million of New Chinos SPV Series E Preferred Stock** • **At the Company's option, receive cash at 105% of par at closing in lieu of Preferred Stock** – Offered to the extent that net cash proceeds from the Madewell IPO and New Madewell Secured Debt issuance exceed the Transaction Threshold Amount • "Transaction Threshold Amount" is the sum of i) outstanding ABL (including accrued interest), ii) outstanding Term Loans (including accrued interest), iii) all fees and expenses (including fees and expenses of professionals) incurred in connection with the Transactions, iv) if necessary, a tax cash reserve, and v) if necessary, a reserve to prefund any Old IPCo Notes principal and interest – Provided pro rata to Extending IPCo Noteholders

1. As of immediately prior to the consummation of the transactions contemplated by this proposal (and, for the avoidance of doubt, includes accrued and unpaid interest).
2. Professional eyes only figure, not subject to blowout.
3. Term Loan exchange mechanics under review by counsel.
4. Any holdouts to receive pledge of Chinos SPV common equity (subject to further legal diligence).

LAZARD Weil

CONFIDENTIAL
SUBJECT TO CONFIDENTIALITY AGREEMENTS
SUBJECT TO FRE 408

PROJECT MONET

COMPANY PROPOSAL OVERVIEW

Company Proposal — Term Sheet (cont'd)

	Est. Amt. Outstanding (10/29/19)[1]	Proposed Treatment
Intercompany Indebtedness	• $148mm	• **Cancellation of intercompany loan due 2021 owed by J.Crew Group, Inc. to J.Crew Brand, LLC** – On the Closing Date, Chinos A will exchange the New Extended Notes to holders of Old IPCo Notes and contribute the Old IPCo Notes to J. Crew Group, Inc. as a capital contribution. J.Crew Group, Inc. will then deliver the Old IPCo Notes to J.Crew Brand, LLC, and in consideration therefor the intercompany loan due 2021 owed by J.Crew Group, Inc. to J. Crew Brand, LLC will be deemed paid in full (subject to further legal diligence)
IP License Agreement	• NA	• **Amended to provide royalty free use of the Licensed Marks (other than those payments necessary to service the Old IPCo Notes)**
Series A Preferred Stock	• $200mm	• **Converted into New Chinos SPV Series C Preferred Stock** – Holders of at least 66% of the Series A Preferred Shares will cause the certificate of designation of the Series A Preferred Shares to be amended before the Closing Date, resulting in: • An automatic, mandatory conversion of the Series A Preferred Shares concurrent with the consummation of the Madewell IPO into the right to receive the Liquidation Value • This amendment will redefine "Liquidation Value" to be equal to the outstanding amount plus accrued interest as of the Closing Date, and will permit such value to be payable in New Chinos SPV Series C Preferred Stock at the on the Closing Date
Series B Preferred Stock	• $129mm	• **Converted into New Chinos SPV Series C Preferred Stock** – Sponsors will cause the certificate of designation of the Series B Preferred Shares to be amended before the Closing Date, resulting in: • An automatic, mandatory conversion of the Series B Preferred Shares upon the consummation of the IPO into the right to receive the Liquidation Value • This amendment will redefine "Liquidation Value" to be equal to the outstanding amount plus accrued interest as of the Closing Date, and will permit such value to be payable in New Chinos SPV Series C Preferred Stock on the Closing Date
Common Equity		• **100% beneficial ownership of Chinos SPV** • **$23 million of New Chinos SPV Series D Preferred Stock** – $351 million of Intercompany Preferred Stock issued by Chinos Intermediate, Inc. to Chinos Holdings, Inc.; after conversion of $329 million of aggregate Series A and Series B Preferred Stock, remaining $23 million distributed to common equity
Management Incentive Plan		• **Management for standalone J.Crew and Madewell will be entitled to participate in applicable management incentive plans on terms to be determined**

1. As of immediately prior to the consummation of the transactions contemplated by this proposal (and, for the avoidance of doubt, includes accrued and unpaid interest).

LAZARD

Weil

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SUBJECT TO CONFIDENTIALITY AGREEMENTS
SUBJECT TO FRE 408

PROJECT MONET

COMPANY PROPOSAL OVERVIEW

Company Proposal — Sources & Uses at Closing

($ in millions)

Set forth below are the sources and uses and Madewell equity splits under the Company Proposal:

Illustrative Sources & Uses at Closing

Sources		Uses	
Cash Sources & Uses			
New Madewell Secured Debt[1]	$500	(1) Paydown of ABL, Financing Fees & Other Fees	$364
Gross IPO Proceeds (40% of MW Equity)[1]	970	(2) Paydown of Term Loan	1,096
Total Sources of Cash	**$1,470**	(3) Placeholder Reserve for Cash Taxes	10
		Reserve for Prefunding Old IPCo Notes	[TBU]
		Total Uses of Cash	**$1,470**
Madewell Equity Sources & Uses			
Remaining Madewell Equity Post IPO[1]	$1,455	(4) Madewell Equity to Chinos SPV[1]	$1,455
Total Sources of Equity	**$1,455**	**Total Uses of Equity**	**$1,455**
Total Sources	**$2,925**	**Total Uses**	**$2,925**

Selected Commentary

1. ~$364 million of Madewell cash proceeds utilized to i) pay down the entirety of current ABL borrowings, and ii) pay all transaction related fees and expenses[1]
2. Based on Term Loan cash pay down of $1,096 million, the remaining $276 million of Term Loan claims (par plus accrued interest at the non-default rate) will be exchanged into New Chinos SPV Series A
3. Placeholder reserve for tax leakage as a result of the separation of J.Crew and Madewell, subject to further diligence
4. At the IPO valuation, $1,455 million of Madewell equity (60%) is contributed to the Chinos SPV[1]

LAZARD

Note: Assumes balance sheet cash pre-separation funds post-separation balance sheet cash at J.Crew and Madewell.
1. For illustrative purposes only. Does not reflect an actual transaction or valuation.

Weil